UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2018

ENVISION HEALTHCARE CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37955	62-1493316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1A Burton Hills Boulevard Nashville, Tennessee	37215
(Address of Principal Executive Offices)	(Zip Code)

(615) 665-1283

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

The following disclosures supplement the disclosures contained in the definitive proxy statement on Schedule 14A (the “Proxy Statement”), dated August 13, 2018, which was filed by Envision Healthcare Corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) and mailed on or about August 13, 2018 to Company stockholders of record as of the close of business on August 10, 2018 in connection with the previously announced proposed acquisition of the Company by affiliates of investment funds affiliated with Kohlberg Kravis Roberts & Co. L.P..

The following disclosures should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that information set forth herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. All page references are to pages in the Proxy Statement, and any defined terms used but not defined herein shall have the meanings set forth in the Proxy Statement. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies that any additional disclosure was or is required.

Supplements to the Proxy Statement

The Proxy Statement is hereby amended and supplemented by adding the following two sentences immediately following the last sentence of the third full paragraph on page 38 as follows:

The potential counterparty with which the Company executed a non-disclosure agreement that did not include standstill provisions was an industry participant that had indicated that, as a matter of general practice, it does not sign non-disclosure agreements with standstill restrictions. Following discussion with members of management and representatives of the Company’s financial advisors, the board authorized the execution of a non-disclosure agreement with this potential counterparty in light of the board’s assessment that the party was a likely bidder whose participation in the strategic alternatives review would enhance the overall process.

The Proxy Statement is hereby amended and supplemented by amending and restating final paragraph on page 39 as follows:

On February 21, 2018, one of the Company’s stockholders, who had previously indicated that it was prepared to propose material changes to the board’s composition absent the announcement of an acceptable outcome of the Company’s review of strategic alternatives, submitted a notice of its intention to nominate four candidates for election to the board at the Company’s 2018 annual meeting of stockholders, which notice was subsequently supplemented on March 16, 2018 with notice of a fifth candidate. The board discussed the February 21, 2018 notice at its meeting. The stockholder subsequently withdrew its nomination notice on July 2, 2018.

The Proxy Statement is hereby amended and supplemented by amending and restating the last sentence of the sixth full paragraph on page 40 as follows:

In addition, during the following months (leading up to the development of the Management Sensitivity Case in May 2018, as described below), management continued to refine and test its long-term outlook for the Company in light of feedback received from potential bidders and stockholders, including as to certain market and sector trends, and risks and uncertainties viewed by management to be outside the Company’s control.

The Proxy Statement is hereby amended and supplemented by amending and restating the first sentence of the third full paragraph on page 56 as follows:

The Company has agreed to pay J.P. Morgan an estimated fee of approximately $32.0 million, of which $3.0 million became payable to J.P. Morgan at the time J.P. Morgan delivered its opinion and approximately $28.3 million of which is contingent and payable upon the consummation of the proposed merger.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving the Company. In connection with the proposed transaction, the Company has filed the Proxy Statement with the SEC on August 13, 2018, and mailed the Proxy Statement and accompanying proxy card to the Company’s stockholders, and has filed and may file other relevant documents relating to the proposed transaction with the SEC. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT CAREFULLY, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a copy of the Proxy Statement and other documents filed by the Company (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.evhc.net.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Proxy Statement. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is also contained in the Proxy Statement and may be contained in other relevant materials filed with the SEC in respect of the proposed transaction.

Forward-Looking Statements

Certain statements and information in this communication may be deemed to be “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to the proposed transaction, the Company’s financial and operating objectives, plans and strategies, industry trends, and all statements (other than statements of historical fact) that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by the Company’s management in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate. Any forward-looking statements in this communication are made as of the date hereof, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports and other documents that the Company files with the SEC; (ii) risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iii) the failure to obtain Company stockholder approval of the transaction or required regulatory approvals or the failure to satisfy any of the other conditions to the completion of the transaction; (iv) the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, partners and others with whom it does business, or on its operating results and businesses generally; (v) risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; (vi) the ability to meet expectations regarding the timing and completion of the transaction; (vii) general economic, market, or business conditions; (viii) the impact of legislative or regulatory changes, such as changes to the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010; (ix) changes in governmental reimbursement programs; (x) decreases in revenue and profit margin under fee-for-service contracts due to changes in volume, payor mix and reimbursement rates; (xi) the loss of existing contracts; and (xii) other circumstances beyond the Company’s control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Envision Healthcare Corporation

By:	/s/ Kevin D. Eastridge
Kevin D. Eastridge

Executive Vice President and Chief Financial Officer

Date: September 6, 2018